UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 9, 2009

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 4 pages.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On January 9, 2009, John M. Dwyer, Jr., the Chief Technology Officer of Remington Arms Company, Inc. (“Remington”), pursuant to the terms and conditions of Remington’s Special Retention and Severance Plan (the “Plan”), entered into a Retention and Severance Agreement (the “Agreement”) with Remington. The Agreement is subject to the terms and conditions of the Plan and the Retention and Severance Agreement Offer Letter (the “Offer Letter”) that accompanied the Agreement. To be eligible for participation in the Plan, participants must, among other things: (i) satisfactorily perform all assigned responsibilities; (ii) maintain a high degree of professional and appropriate conduct; (iii) remain an employee in good standing; and (iv) except as provided for in the Agreement, not disclose participation in the Plan to another employee of Remington or a third party. Participation in the Plan does not constitute any right of employment, and Mr. Dwyer remains an “at-will” employee of Remington.

In accordance with the terms of the Plan, the Agreement and the Offer Letter, and upon execution of a general release and waiver of claims, Mr. Dwyer is entitled to receive his annualized base salary plus certain medical and insurance benefits (together, the “Severance Benefit”) for a period of 12 months if (i) he is terminated by Remington other than for cause, death or total disability, or (ii) he terminates his employment for good reason (each, a “Severance Event”).

Payment of the Severance Benefit is generally subject to, among other things, Mr. Dwyer’s compliance with certain covenants contained in the Agreement. Remington may elect to pay the Severance Benefit to Mr. Dwyer if his employment is terminated for cause or if he terminates his employment without good reason in exchange for his compliance with certain covenants contained in the Agreement.

The foregoing summary of the terms of the Plan, the Agreement and the Offer Letter does not purport to be complete, and is qualified in its entirety by reference to the copies of the Plan, form of Agreement and form of Offer Letter, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Special Retention and Severance Plan (including the form of Retention and Severance Agreement and form of Offer Letter as “Attachment A” to the Special Retention and Severance Plan)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.
Chief Financial Officer, Secretary and Treasurer

February 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Special Retention and Severance Plan (including the form of Retention and Severance Agreement and form of Offer Letter as Attachment A to the Special Retention and Severance Plan)